Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

26	SUBSEQUENT EVENTS

The outbreak of Novel Coronavirus (COVID 19) continues to progress and evolve. Therefore, it is challenging now, to predict the full extent and duration of its business and economic impact. The outbreak of Covid-19 has had an impact on demand for oil and petroleum products. Recent global developments in March 2020 have caused further volatility in commodity markets.

The extent and duration of such impacts remain uncertain and dependent on future developments that cannot be accurately predicted at this time, such as the transmission rate of the coronavirus and the extent and effectiveness of containment actions taken. Given the ongoing economic uncertainty, a reliable estimate of the impact cannot be made at the date of authorisation of these consolidated financial statements. These developments could impact our future financial results, cash flows and financial condition.

The Group has entered into a land lease agreement, dated as of 2 February 2020 (the "Phase III Land Lease Agreement"), by and between Group and the Fujairah Oil Industry Zone ("FOIZ") to lease an additional plot of land that has a total area of approximately 450,000 m2 (the "Phase III Land"). Group intends to use the relevant land to expand its crude oil storage and service and refinery capacity ("Phase III").

In February 2020, the Group and Sahara Energy Resources DMCC mutually agreed to discontinue their joint development discussions to install a modular oil refinery at Group's terminal. Shortly thereafter, the Group entered into a new agreement with BIA (the "Refinery Agreement") which provides that the parties will use their best efforts to finalize the technical and design feasibility studies for a refinery with a capacity of 25,000 bpd (the "BIA Refinery").

On 07 April 2020, the Company changed its name from Brooge Holding Limited to Brooge Energy Limited.

In May 2020, BIA agreed to release 129,000 m3 of the Phase I capacity, amounting to approximately one third of the total Phase I capacity, back to BPGIC. BPGIC leased this capacity to, Totsa Total Oil Trading SA (the "Super Major"), for a 6 month period (the "Super Major Agreement") subject to renewal for an additional 6 month period with the mutual agreement of the parties. On expiration of the agreement, BPGIC has to return back 129,000 m3 to BIA.

The Group negotiated another amendment to the term loan facilities (1) and (2) on 15 June 2020. Loans (1) and (2) are now payable in 46 and 16 instalments, respectively, with the first installment starting from 30 June 2020 with final maturity in 30 July 2030 and 31 July 2023, respectively. The loan 1 carries interest at 6 months EIBOR + 4% (minimum 5%) and to be further enhanced to 6 month EIBOR + 4.5% (minimum 5%) from January 2021 as compared to interest at 3 month EIBOR + 3% previously, and, the loan 2 carries interest at 3 months EIBOR + 4% (minimum 5%) and to be further enhanced to 3 month EIBOR + 4.5% (minimum 5%) as compared to interest at 3 month EIBOR + 3% previously The Group has to pay USD 8.8 million for term loan (1) and (2) in 2020 which represents the cumulative instalments including interest outstanding from periods prior to this amended agreement and an amendment fee of USD 136,000. All securities and covenants under the original agreements remain in effect under the amended agreement except debt service reserve account (DSRA) balance to be maintained from 31 October 2020 and debt service coverage ratio (DSCR) to be commenced from 31 December 2020. Under this agreement, term loans (1) and (2) are also secured by assignment of the proceeds from operation of the tanks of phase 1 and 2.

As part of management's plans to alleviate the significant doubt disclosed in note 2.2, in September 2020, BPGIC FZE issued bonds amounting to USD 200 million to private investors. Each bond has a face value of USD 1 and an issue price of USD 0.95. The semi-annual bond repayment of USD 7 million will start from November 2021 until May 2025, with one final bullet repayment of USD 144 million in November 2025. These bonds carry interest at a rate of 8.5% per annum payable semi-annually. The proceeds from the bond issue were used to fund capital projects and settle the Group's outstanding term loans with the remaining balance (if any) to be used to fund working capital requirements. The proceeds of the bonds were drawn down on 13 November 2020 and the outstanding term loan fully settled.